SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	April 7, 2010

OVERHILL FARMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-16699	75-2590292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 East Vernon Avenue, Vernon, California	90058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(323) 582-9977

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2010, Richard A. Horvath, notified Overhill Farms, Inc. ("Company") of his intention to retire before the end of fiscal year 2010. Mr. Horvath served as a Senior Vice-President and Secretary of the Company. On April 7, 2010, Mr. Horvath informed the Company that he will retire from his positions on April 30, 2010. However, we anticipate that Mr. Horvath will continue to work with the Company on a part-time basis through the end of calendar year 2010. During that time, Mr. Horvath will service certain existing accounts and transition them to the Company’s existing sales team.

Effective April 30, 2010, Robert A. Olivarez will succeed Mr. Horvath as Secretary of the Company.  Mr. Olivarez currently serves as the Company’s Vice-President of Finance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2010		OVERHILL FARMS, INC.

	By:	/s/ James Rudis
James Rudis,
Chairman, President and
Chief Executive Officer